EXHIBIT 10.37

SUBROGATION AND CONTRIBUTION AGREEMENT

This SUBROGATION AND CONTRIBUTION AGREEMENT (the “Agreement”) is executed as of January 28, 2010 by CASH AMERICA INTERNATIONAL, INC., a Texas corporation (“Borrower”), and each of the parties listed as a Guarantor on the signature pages hereto (all of the parties except Borrower named above, are collectively referred to herein as the “Guarantors” and individually referred to as a “Guarantor”).

WHEREAS, as an inducement to the Purchasers (as defined in the hereinafter defined Note Purchase Agreement) to (i) execute and deliver the Note Purchase Agreement dated as of January 28, 2010 (as may be amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) among the Company and the Purchasers and (ii) purchase the Notes to be issued and sold pursuant to the Note Purchase Agreement (collectively, the “Notes”), the Guarantors and each of them, jointly and severally, have executed a certain Joint and Several Guaranty, dated as of January 28, 2010 (as may be amended, supplemented or otherwise modified from time to time, the “Guaranty”), simultaneously with this Agreement, subject to the terms and conditions set forth therein; and

WHEREAS, the parties to this Agreement desire to execute this Subrogation and Contribution Agreement in connection with the Guaranty.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AGREEMENT CONCERNING SUBROGATION AND CONTRIBUTION

Notwithstanding Section 2.7 of the Guaranty to the contrary, to the fullest extent permitted by applicable law, the parties hereto acknowledge and agree that: (i) with respect to each of the Guarantors’ relative liability under the Guaranty, each Guarantor possesses, and has not waived, corresponding rights of contribution, subrogation, indemnity, and reimbursement (such rights collectively referred to herein as “Contribution Rights”) relative to the other Guarantors; provided that each Guarantor shall not enforce its Contribution Rights against any party to this Agreement until all of the Note Obligations (as hereinafter defined) shall have been paid in full, and (ii) each Guarantor is entitled to Contribution Rights to the extent of any payments such Guarantor may have made to the holders of Notes under and pursuant to the Note Purchase Agreement and the Notes (all obligations, liabilities and indebtedness of the Guarantors under the Note Purchase Agreement and the Notes pursuant to the Guaranty are hereinafter referred to as the “Note Obligations”). Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement until all of the Note Obligations shall be paid in full. The parties hereto covenant and agree that a breach of this Agreement shall not diminish or otherwise affect the liability of the Guarantors under the Guaranty.

2. REPRESENTATIONS AND WARRANTIES.

Each party hereto represents and warrants to each other party hereto and to its respective successors and assigns that:

(a) the execution, delivery and performance by each party hereto of this Agreement are within such party’s corporate powers, have been duly authorized by all necessary corporate action or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, bylaws, limited partnership agreement or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such party; and

(b) this Agreement constitutes a legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms.

3. NO WAIVER.

No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

4. AMENDMENTS.

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the holders of Notes.

5. SUCCESSOR AND ASSIGNS.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. CHOICE OF LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and any applicable federal laws of the United States of America.

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7. COUNTERPARTS.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

[Remainder of page intentionally left blank. Next page is signature page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER

CASH AMERICA INTERNATIONAL, INC.

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

GUARANTORS

CASH AMERICA NET HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

[Signature page to Subrogation and Contribution Agreement]

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA GLOBAL FINANCING, INC.
CASH AMERICA GLOBAL SERVICES, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA MANAGEMENT L.P.,
by its general partner, CASH AMERICA HOLDING, INC.
CASH AMERICA OF MEXICO, INC.
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA ONLINE SERVICES, INC.
CASH AMERICA PAWN L.P.,
by its general partner, CASH AMERICA HOLDING, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
EGH SERVICES, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
OHIO NEIGHBORHOOD FINANCE, INC.
RATI HOLDING, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By: /s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

[Signature page to Subrogation and Contribution Agreement]

CASH AMERICA NET OF ALABAMA, LLC
CASH AMERICA NET OF ALASKA, LLC
CASH AMERICA NET OF ARIZONA, LLC
CASH AMERICA NET OF CALIFORNIA, LLC
CASH AMERICA NET OF COLORADO, LLC
CASH AMERICA NET OF DELAWARE, LLC
CASH AMERICA NET OF FLORIDA, LLC
CASH AMERICA NET OF HAWAII, LLC
CASH AMERICA NET OF IDAHO, LLC
CASH AMERICA NET OF ILLINOIS, LLC
CASH AMERICA NET OF INDIANA, LLC
CASH AMERICA NET OF IOWA, LLC
CASH AMERICA NET OF KANSAS, LLC
CASH AMERICA NET OF KENTUCKY, LLC
CASH AMERICA NET OF LOUISIANA, LLC
CASH AMERICA NET OF MAINE, LLC
CASH AMERICA NET OF MICHIGAN, LLC
CASH AMERICA NET OF MINNESOTA, LLC
CASH AMERICA NET OF MISSISSIPPI, LLC
CASH AMERICA NET OF MISSOURI, LLC
CASH AMERICA NET OF MONTANA, LLC
CASH AMERICA NET OF NEBRASKA, LLC
CASH AMERICA NET OF NEVADA, LLC
CASH AMERICA NET OF NEW HAMPSHIRE, LLC
CASH AMERICA NET OF NEW MEXICO, LLC
CASH AMERICA NET OF NORTH DAKOTA, LLC
CASH AMERICA NET OF OHIO, LLC
CASH AMERICA NET OF OKLAHOMA, LLC
CASH AMERICA NET OF OREGON, LLC
CASH AMERICA NET OF RHODE ISLAND, LLC
CASH AMERICA NET OF SOUTH CAROLINA, LLC
CASH AMERICA NET OF SOUTH DAKOTA, LLC
CASH AMERICA NET OF TEXAS, LLC
CASH AMERICA NET OF UTAH, LLC
CASH AMERICA NET OF VIRGINIA, LLC,
CASH AMERICA NET OF WASHINGTON, LLC
CASH AMERICA NET OF WISCONSIN, LLC
CASH AMERICA NET OF WYOMING, LLC
CASHEURONET UK, LLC
CASHNET CSO OF MARYLAND, LLC
CASHNETUSA CO, LLC by sole member, CASH AMERICA NET OF NEW
MEXICO, LLC
CASHNETUSA OF FLORIDA, LLC
CASHNETUSA OR, LLC
by sole member, CASH AMERICA NET OF NEW
MEXICO, LLC
THE CHECK GIANT NM, LLC
by sole member, CASH AMERICA NET OF NEW
MEXICO, LLC

[Signature page to Subrogation and Contribution Agreement]

DOLLARSDIRECT, LLC
By:	CASH AMERICA NET HOLDINGS, LLC,
their sole member

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

By:	/s/ J. Curtis Linscott
Name: J. Curtis Linscott
Title: Manager

CNU DOLLARSDIRECT INC.

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

ENOVA FINANCIAL HOLDINGS, LLC

By:	/s/ J. Curtis Linscott
Name: J. Curtis Linscott
Title: Manager

PRIMARY INNOVATIONS, LLC

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

DEBIT PLUS TECHNOLOGIES, LLC PRIMARY CREDIT SERVICES, LLC PRIMARY PAYMENT SOLUTIONS, LLC
By:	PRIMARY INNOVATIONS, LLC,
their sole member

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

[Signature page to Subrogation and Contribution Agreement]